EXHIBIT  23(E)
                                  -------------


     CONSENT  OF  INDEPENDENT  ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for the Level 8 Systems, Inc. 1997 Stock Option Plan, as Amended and Restated, of our report dated December 31, 1998, relating to the financial statements, which appears in the Annual Report on Form 10-K of Seer Technologies, Inc. for the year ended September 30, 1998.


/s/  PricewaterhouseCoopers  LLP

Washington,  D.C.
August  31,  1999